UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 _______________________________

FORM 8-K

__________________________

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

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Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Mason Road, Suite 300
Seattle, WA 98195

(Address of principal executive offices, including zip code)

(206) 221-8112

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2020 the board of directors of Athira Pharma, Inc. (the “Company”), upon recommendation from the nominating and corporate governance committee of the Company’s board of directors, voted to appoint Kelly A. Romano as a director of the Company, effective immediately. Ms. Romano was appointed as a Class III director with a term expiring at the Company’s 2023 annual meeting of stockholders. Ms. Romano was also appointed to the audit committee of the Company’s board of directors.

There are no transactions and no proposed transactions between Ms. Romano or any member of her immediate family and the Company or any of its subsidiaries, and there is no arrangement or understanding between Ms. Romano and any other person or entity pursuant to which Ms. Romano was appointed as a director of the Company.

Ms. Romano will enter into the Company’s standard form of indemnification agreement for directors and executive officers and participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant, which was granted to Ms. Romano effective as of December 11, 2020. The terms of the standard compensation plan for non-employee directors are described in the section titled “Management — Director Compensation” and included as Exhibit 10.12 to the Company’s registration statement on Form S-1 (File No. 333-248428), initially filed with the Securities and Exchange Commission on August 26, 2020, as amended through September 17, 2020.

A press release announcing Ms. Romano’s appointment to the board of directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Athira Pharma, Inc. press release dated December 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date:	December 14, 2020	By:	/s/ Leen Kawas
Leen Kawas
President and Chief Executive Officer

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